UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2026 (July 1, 2026)

Linkhome Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42652	93-4316797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Ave, Ste 450
Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 680-9158

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LHAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Linkhome Holdings Inc., a Nevada corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2026 (the “Original Report”), in connection with the consummation on July 1, 2026 of its acquisition of all of the issued and outstanding shares of Constant Investments, Inc., a Texas corporation doing business as Mortgage One Group (the “Target”), pursuant to that certain stock purchase agreement, dated May 8, 2026, as amended (the “Agreement”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited financial statements of the Target as of and for the years ended December 31, 2024 and 2025 and the related notes, (ii) the unaudited interim financial statements of the Target as of and for the six months ended June 30, 2025 and 2026 and the related notes, both (i) and (ii) referred to in Item 9.01(a) below, and (iii) the unaudited pro forma condensed financial information of the Company and its subsidiaries as of and for the six months ended June 30, 2026, and as of and for the year ended December 31, 2025 and the related notes, referred to in Item 9.01(b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment amends the Original Report to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which were not previously filed with the Original Report and are permitted to be filed by amendment no later than 71 days after the date on which the Original Report was required to be filed.

The above description does not purport to be complete and is qualified in its entirety by reference to the Agreement and other agreements relating to this acquisition, copies of which were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2026, and are incorporated by reference into this Amendment. The required historical financial statements of the Target and the related pro forma financial information are contained herein under Item 9.01 of this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Company is filing: (i)  the audited financial statements of the Target as of and for the years ended December 31, 2024 and 2025 and the related notes thereto, which are attached hereto as Exhibit 99.1 and are incorporated herein by reference; and (ii) the unaudited interim financial statements of the Target as of and for the six months ended June 30, 2025 and 2026, and the related notes thereto, which are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed financial information of the Company and its subsidiaries, consisting of the pro forma consolidated balance sheet as of and for the six months ended June 30, 2026, the pro forma consolidated statements of operations for the year ended December 31, 2025 and for the six months ended June 30, 2026, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description
99.1	Audited Financial Statements of Constant Investments, Inc. as of and for the years ended December 31, 2024 and 2025
99.2	Unaudited Interim Financial Statements of Constant Investments, Inc. as of and for the six months ended June 30, 2025 and June 30, 2026
99.3	Unaudited Pro Forma Condensed Combined Financial Information of Linkhome Holdings Inc. as of and for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2026

Linkhome Holdings Inc.

By:	/s/ Bill Qin
Name:	Bill Qin
Title:	Chief Executive Officer

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